EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTIONS 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Strong Solutions Inc. (the "Company") on Form 10-Q for period ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrii Guzii, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Company’s Quarterly Report for the quarter ended June 30, 2019 (“Report”) fully complies with the Requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/ Andrii Guzii
Andrii Guzii
CEO

Date: August 9. 2019